UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

DMY TECHNOLOGY GROUP, INC. VI

(Exact name of registrant as specified in its charter)

Delaware	001-40864	86-3312690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
(Address of principal executive offices, including Zip Code)

(702) 781-4313

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	DMYS.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	DMYS	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DMYS WS	The New York Stock Exchange

Item 2.02 Results of Operations and Financial Conditions

On March 3, 2023, dMY VI Technology Group, Inc. VI (the “Company”) released its audited annual financial statements for 2022. The Company intends to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 no later than March 31, 2023.

A copy of the financial information required by Item 9.01 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Attached as Exhibit 99.2 and incorporated herein by reference to this filing is a press release announcing the extension of the expiration date of the Company’s previously announced tender offer (the “Tender Offer”) and the release of its audited annual financial statements for 2022. The Tender Offer is being made in connection with the Company’s previously announced business combination (the “Business Combination”) with Rain Enhancement Technologies, Inc. (“Rainwater Tech”), a Delaware company. As amended, the Tender Offer will now expire at 5:00 p.m. New York City time, on Friday, March 31, 2023, unless further extended or earlier terminated.

Item 7.01 Regulation FD Disclosure

On March 3, 2023, the Company provided its audited annual financial statements for 2022. The Company believes the information provides investors with useful financial information regarding the Company’s business as a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of dMY VI under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(a) The financial statements include the audited balance sheets of the Company as of December 31, 2022 and 2021, the related statements of operations, changes in stockholders’ deficit and cash flows for the year ended December 31, 2022 and for the period from April 16, 2021 (inception) through December 31, 2021, and the related notes, and are furnished as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit Number	Exhibit

99.1	dMY Technology Group, Inc. VI Audited Annual Financial Statements for 2022.

99.2	Extension of Tender Offer and Release of dMY VI Audited Annual Financial Statements for 2022 Press Release, dated March 3, 2023.

104	Cover Page Interactive Data File – the cover page XBLR tags are embedded within the Inline XBRL document

Additional Information and Where to Find It

dMY VI intends to hold presentations for certain of its stockholders, as well as other investors who may be interested in purchasing dMY VI’s securities in connection with dMY VI’s proposed Business Combination with Rainwater Tech. The tender offer for the outstanding shares of common stock of dMY VI, as described in the Tender Offer Statement originally filed with the U.S. Securities and Exchange Commission (“SEC”) on December 30, 2022, commenced on January 26, 2023. This communication is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of common stock of dMY VI or any other securities of dMY VI pursuant to the tender offer or otherwise. Any tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related documents which were filed with the SEC by dMY VI on January 26, 2023. Stockholders of dMY VI and other interested persons are advised to read these documents, any amendments to these documents and any other documents related to the tender offer that are filed with the SEC (collectively, the “Tender Offer Documents”) carefully and in their entirety prior to making any decision with respect to the tender offer because they will contain important information about the Business Combination, Rainwater Tech and the terms and conditions of the tender offer. Such persons can also read dMY VI’s annual report on Form 10-K for the fiscal year ended December 31, 2021 for a description of the security holdings of dMY VI’s officers and directors prior to the consummation of the transactions described herein and in the Tender Offer Documents. Security holders will also be able to obtain a copy of such documents, without charge, by directing a request to: dMY Technology Group, Inc. VI, 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. The Tender Offer Documents and dMY VI’s annual report on Form 10-K can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Non-Solicitation

This report and the exhibits hereto are not a tender offer statement and shall not constitute an offer to purchase or a solicitation of an offer to sell the securities of dMY VI or Rainwater Tech, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY TECHNOLOGY GROUP, INC. VI

By:	/s/ Niccolo de Masi
Name: Niccolo de Masi
Title: Chief Executive Officer

Date: March 3, 2023